SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 7, 2003

                          Glacier Water Services, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-11012                                    33-0493559
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  (Commission File Number)                   (IRS Employer Identification No.)


  651 La Mirada Drive, Suite 100
        Vista, California                               92083-8435
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(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111


Item 2.  Acquisition or Disposition of Assets.

         On October 7, 2003, the registrant issued a press release, a copy of which is attached hereto as Exhibit A announcing the consummation of the previously announced acquisition of Water Island, Inc.

Item 7. Financial Statements and Exhibits
(a) Financial statements of Business Acquired. Not applicable
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(b) Pro Forma Financial Information. Not applicable
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Exhibits        Description
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    2           Agreement and Plan of Merger dated August 22, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLACIER WATER SERVICES, INC.

Date:  October 7, 2003                 By:  /s/ W. David Walters
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                                           W. David Walter
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary